UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1776

Name of Registrant:	Vanguard Wellesley Income Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2004 - September 30, 2005

Item 1:	Reports to Shareholders

Vanguard® Wellesley Income Fund

> Annual Report

September 30, 2005

> For the fiscal year ended September 30, 2005, the Investor Shares of Wellesley Income Fund returned 6.9% and the Admiral Shares 7.0%. These results were in line with the 7.0% return of the fund’s benchmark index, but below the 7.8% return of its average peer.

> The bond portion of Wellesley’s portfolio performed in line with its benchmark index, up 2.8% for the period, while the fund’s stock holdings underperformed modestly.

> In the stock portion of the portfolio, the fund’s significant overweightings in the integrated oils and utilities sectors helped spur performance.

Contents
Your Fund's Total Returns	1
Chairman's Letter	2
Advisor's Report	7
Fund Profile	10
Performance Summary	12
Financial Statements	14
Your Fund's After-Tax Returns	33
About Your Fund's Expenses	34
Trustees Approve Advisory Agreement	36
Glossary	38

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2005

Vanguard Wellesley Income Fund
Investor Shares	6.9%
AdmiralTMShares[1]	7.0
Wellesley Composite Index[2]	7.0
Average Income Fund[3]	7.8

Your Fund's Performance at a Glance
September 30, 2004-September 30, 2005

Distributions Per Share

	Starting Share Price	Ending Share Price	Income Dividends	Capital Gains
Wellesley Income Fund
Investor Shares	$21.11	$21.66	$0.85	$0.038
Admiral Shares	51.16	52.47	2.13	0.093

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
2 Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: Lehman Credit A or Better Index.
   For stocks: the S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Integrated Telecommunication Services Index (4.5%).
3 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

For fiscal year 2005, the Investor Shares of Vanguard Wellesley Income Fund earned 6.9%. The fund’s Admiral Shares returned 7.0% for the period.

As the first table on page 1 shows, the fund’s performance was in line with the returns of the Wellesley Composite Index, which is weighted in accordance with your fund’s standard asset allocation: 65% in high-quality corporate bonds and 35% in value-oriented stocks. For the fiscal year, the fund underperformed the 7.8% average return of its mutual fund peers.

The second table on page 1 presents information on the fund’s change in net asset value and dividend distributions during the period. If you own the fund in a taxable account, you may wish to review the details of the fund’s after-tax returns on page 33.

Despite some economic bumps, stocks fared well

The U.S. stock market navigated through the past 12 months to produce strong gains, despite occasional periods of weakness. Throughout the fiscal year, economic reports generally suggested a solid expansion, though several warning signals flared. Some analysts wondered whether consumers—the pillar of the economy—could continue to withstand both persistently high energy prices and the potentially wide-ranging impact of Hurricane Katrina.

During the fiscal year, the Dow Jones Wilshire 5000 Composite Index, a broad measure of U.S. stock prices, returned 14.7%. Returns from small- and mid-capitalization stocks outpaced those of large-cap stocks. Value-oriented stocks (those that typically trade at below-market valuations relative to their earnings, book values, and other fundamental measures) generally produced better returns than growth-oriented issues (those expected to provide above-average earnings growth). International stocks, particularly in emerging markets, delivered outstanding returns relative to U.S. stocks.

Bonds continued to show a ‘flattening’ yield trend

In the fixed income markets, short-term interest rates rose sharply while rates for the longest-term bonds fell. This unusual pattern led to a “flattening” of the yield curve. Since bond prices move in the opposite direction from yields, the flattening resulted in weak returns for short-term bonds and respectable returns for long-term bonds.

The Federal Reserve Board raised its target federal funds rate eight times in the year for a total increase of 2 percentage points. The yield of the 3-month U.S. Treasury bill, which closely follows the Fed’s moves and serves as a proxy for money market rates, ended the period at 3.54%—more than double its initial 1.70% level. Meanwhile, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term rates, started the fiscal year at 4.12%, rose to 4.48% in March, dipped to 3.91% by the end of June, and ended the period at 4.32%.

Market Barometer
Average Annual Total Returns Periods Ended September 30, 2005
One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	14.3%	17 .7%	-1.3%
Russell 2000 Index (Small-caps)	18.0	24.1	6.4
Dow Jones Wilshire 5000 Index (Entire market)	14.7	18.4	-0.5
MSCI All Country World Index ex USA (International)	29.5	27.2	4.8
Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	4.0%	6.6%
Lehman Municipal Bond Index	4.0	4.2	6.3
Citigroup 3-Month Treasury Bill Index	2.5	1.6	2.3
CPI
Consumer Price Index	4.7%	3.2%	2.7%

The Lehman Brothers Aggregate Bond Index, a measure of the broad investment-grade bond market, returned 2.8% for the 12 months. The returns of corporate bonds were generally higher than those of government issues. High-yield bonds, whose performance is generally more attuned to the financial health of their issuers than to interest rates, produced better returns than investment-grade corporate or Treasury bonds.

A solid year for the fund's stock and bond holdings
Wellesley Income Fund's Investor Shares earned a solid 6.9% for the 2005 fiscal year.

The bond portion of the fund's portfolio returned 2.8% for the period, in line with its benchmark, the Lehman Credit A or Better Index. Overall, bonds accounted for some $6.25 of every $10 invested in the fund at the end of the fiscal year. Wellington Management Company, the fund's advisor, stuck to its conservative, income-oriented mandate by investing primarily in high-grade intermediate-term corporate securities. Wellington's strategy has been to keep the portfolio's sensitivity to interest rate movements similar to that of the index. Like the index result, the fund's return was constrained somewhat as rising interest rates drove bond prices lower.

The stock portion of Wellesley's portfolio returned 13.8% for the fiscal year. The portfolio's value-oriented strategy looks for out-of-favor issues with higher-than-average dividend yields, an approach that typically leads to large weightings in income-rich sectors such as financial services, integrated oils, and utilities. The fund benefited in particular from its investments in two sectors--integrated oils and utilities.

These same sectors were heavily represented within the fund's top ten stock holdings. The integrated oils sector surged in response to growing world demand and record-setting prices for crude oil, with ConocoPhillips up 73% and ExxonMobil up 34%. The fund's significant holdings in the utilities sector likewise produced strong returns, with FPL Group (+44%) and Exelon (+51%) contributing sharply. Utilities have benefited from persistently strong power demand and an unusual level of investor enthusiasm for the sector.

Expense Ratios:[1] Your fund compared with its peer group
	Investor Shares	Admiral Shares	Average Income Fund
Wellesley Income Fund	0.24%	0.14%	1.00%

1 Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2004.

The fund had weak performances from select financial services stocks and the overweighted materials & processing sector.

For more details on the fund’s performance over the course of the year, see the Advisor’s Report on page 7.

Your fund’s conservative strategy continued to produce healthy gains

The truest measure of a fund’s success is how it performs over periods consistent with its long-term mandate. Viewed through this lens, results for the Wellesley Income Fund are very encouraging.

As the table below shows, the fund’s record has been impressive, besting the average peer fund by two full percentage points a year on average. In addition, while the fund’s average annual return for the period was 9.1%, the benchmark index had a 7.9% return. A hypothetical investment of $10,000 made on September 30, 1995, would have grown to $23,851 in the Wellesley Income Fund, while a comparable investment would have grown to only $19,942 in the average competing fund—an advantage for Wellesley of nearly $4,000 in additional shareholder wealth.

The long-term success of Wellesley Income Fund’s conservative-growth strategy is a testament to the skill of Wellington Management. Since the fund’s inception 35 years ago, shareholders have benefited from Wellington’s ability to deftly search out suitable stock and bond investments for the fund’s portfolio.

Total Returns
	Ten Years Ended September 30, 2005
	Average Annual Return	Final Value of a $10,000 Initial Investment
Wellesley Income Fund Investor Shares	9.1%	$23,851

Wellesley Composite Index	7.9	21,477

Average Income Fund	7.1	19,942

Diversification is key to your success as an investor

Carefully choosing a diversified mix of stock, bond, and money market mutual funds that fits your goals, time horizon, and tolerance for risk positions your portfolio to help you reach your desired destination as an investor. A diversified portfolio allows you to participate in the potential rewards offered by each asset class—and helps to mitigate the effects of the inevitable downturns.

If you keep your investment expenses low and hold fast to a long-term investment program, you’ll be well positioned to move toward your financial goals.

Wellesley Income Fund, with its conservative combination of stocks and bonds, can play an important role in a carefully chosen portfolio.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan
Chairman and Chief Executive Officer
October 14, 2005

Advisor’s Report

The Wellesley Income Fund underperformed its composite index benchmark in the second half of fiscal year 2005 but essentially matched the benchmark for the full 12 months. For the year, the fund returned 6.9% for Investor Shares and 7.0% for Admiral Shares, while the Wellesley Composite Index returned 7.0%. The benchmark is weighted 35% in stocks and 65% in bonds.

The fund’s stock holdings returned 13.8% for the 12 months, while the stock portion of the benchmark returned 14.8%. The benchmark’s stock portion is weighted 75% in the S&P/Barra Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Integrated Telecommunication Services Index.

Wellesley’s fixed income holdings returned 2.8% for the full year, in line with the benchmark return of 2.8% for bonds. The bond portion of the benchmark is the Lehman Credit A or Better Index, an intermediate-maturity index of high-quality corporate bonds.

The investment environment

During the last 12 months, we had expected the economy to continue to grow, but at a decelerating rate. We thought that capital spending and business spending would remain robust, but we expected consumer spending to decline.

The economy has largely performed in line with these expectations. The global economy started from a position of ample liquidity and remains strong, but we believe the ceiling on growth has been lowered. The main reasons for this are high energy costs, a sharp slide in consumer confidence in the wake of recent natural disasters, and the Federal Reserve Board’s apparent intention to raise rates enough to reduce the complacency of marginal accumulators of real estate and high-risk assets.

As a result, our expectations for stock market returns are moderate. Stock valuation levels appear reasonable, so we anticipate that market returns will track the growth rate in corporate profits.

In the fixed income markets, strong economic data have supported the Fed’s tighter monetary policy. The Fed has kept inflation concerns contained and, as a result, the yield curve has flattened. The yield differential between the 2-year Treasury note and the 10-year Treasury note fell from 1.5 percentage points to 0.2 percentage point over the 12 months. After increasing in the first six months of the period, the 10-year Treasury yield declined from 4.48% at the end of March to 4.32% at the end of September, reflecting investors’ anticipation of slower growth in the coming quarters.

The corporate credit market performed fairly well over the fiscal year, despite significant negative events such as the downgrades in the credit ratings of Ford and General Motors. While bond market participants continue to worry about adverse credit fundamentals—such as leveraged buyouts, mergers and acquisitions, and large share-repurchase programs—a net shortage of new corporate bonds helped the market, particularly over the last six months.

The fund’s successes

In Wellesley’s stock portfolio, an overweighting in the energy sector and underweightings in the telecommunications and consumer discretionary sectors helped performance compared with the stock benchmark.

The fund also benefited from favorable stock selection in the industrials sector. Caterpillar performed well as rising global demand for construction equipment increased earnings expectations. Rockwell’s stock benefited from growing demand for its factory-automation equipment. In the utilities sector, FPL Group, Exelon, and Dominion Resources also did well, as rising energy prices boosted their underlying earnings power.

The bond portfolio benefited from favorable yield-curve and duration positioning, particularly later in the period. The allocation to floating-rate securities also helped performance. With floating-rate securities, income increases as interest rates rise; with traditional fixed-rate bonds, in contrast, a specific interest rate is locked in from the start. As the Fed raised short-term rates during the fiscal year, the income component of floating-rate instruments rose while the principal value remained constant. As a result, the prices of floating-rate instruments have been much less sensitive than traditional bond prices to the movements of interest rates.

We offset some of the portfolio’s exposure to floating-rate securities with long-dated, higher-coupon fixed-rate bonds. The bonds with long maturities performed surprisingly well as the yield curve flattened in the 12-month period.

The fund’s shortfalls

The materials sector was our worst-performing group in the fund’s stock portion. Wellesley’s performance relative to the index suffered because of both our overweighted position in the sector and unfavorable stock selection. DuPont was a notable detractor, hurt by disappointing performance in its agricultural business segment, and Dow Chemical’s earnings were squeezed by rising raw-material costs.

The financials sector was also disappointing. Marsh & McLennan suffered in the wake of bid-rigging disclosures, which have cut the company’s underlying earnings power. XL Capital performed poorly as a result of the need to increase reserves for potential claims in the company’s insurance operations.

We also made poor stock selections in the energy sector. Although the fund’s energy stocks gained more than 40% and boosted the fund’s overall return, they lagged the performance of the benchmark sector.

Negative factors for the bond portfolio included subpar performance in the banking and brokerage sectors. The fund also would have fared better if we had reduced the average duration (a measure of interest rate sensitivity) earlier in the period.

The fund’s positioning

The fund is overweighted in energy stocks because we believe the supply/demand balance will remain tight for the next few years. We have no exposure to the technology sector because of its lack of attractively priced stocks that pay dividends.

With regard to the bond portfolio, we agree with the market’s assumption that the Fed will continue to increase interest rates through year-end. However, we feel that the economy is not strong enough to encourage the Fed to accelerate its hikes. As a result, we are comfortable maintaining the portfolio’s current duration of 5.3 years, which is slightly less than the 5.5-year duration of the benchmark.

As mentioned earlier, the corporate credit markets are becoming riskier; as a result, we have begun to position the portfolio more conservatively. We are emphasizing higher-quality securities with less traditional credit risk and less risk of default. Recent purchases of asset-backed securities and commercial mortgage-backed and agency debentures illustrate this strategy. We purchase only investment-grade, U.S. dollar-denominated bonds with an emphasis on stable-to-improving credit fundamentals.

The dominant theme in the fund’s investment strategy is our commitment to shareholders to provide an attractive level of income by investing in high-quality securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of Wellesley’s sizable weighting in bonds and meaningful weighting in high-yielding, interest rate-sensitive stocks.

Earl E. McEvoy, Senior Vice President
John R. Ryan, Senior Vice President
Wellington Management Company, LLP
October 13, 2005

Fund Profile As of September 30, 2005 Total Fund Characteristics

Yield
Investor Shares	4.0%
Admiral Shares	4.1%

Turnover Rate	18%

Expense Ratio
Investor Shares	0.24%
Admiral Shares	0.14%

Short-Term Reserves	1%

Sector Diversification (% of equity portfolio)
Fund	Comparative Index[1]	Broad Index[2]
Auto & Transportation	0%	3%	2%
Consumer Discretionary	2	11	15
Consumer Staples	8	2	7
Financial Services	30	36	22
Health Care	5	7	12
Integrated Oils	15	6	5
Other Energy	0	4	5
Materials & Processing	10	5	4
Producer Durables	4	4	5
Technology	0	7	13
Utilities	26	13	6
Other	0	2	4

Total Fund Volatility Measures
Fund	Composite Index[3]	Fund	Broad Index[2]
R-Squared	0.91	1.00	0.27	1.00
Beta	0.93	1.00	0.24	1.00

Ten Largest Stocks[4] (% of equity portfolio)
ExxonMobil Corp.	energy and utilities	5.9%

FPL Group, Inc.	energy and utilities	4.8

ConocoPhillips Co.	energy and utilities	4.7

Citigroup, Inc.	banking	4.6

Bank of America Corp.	banking	4.4

SBC Communications Inc.	telecommunication
	services	4.0

Dominion Resources, Inc.	energy and utilities	2.8

Altria Group, Inc.	consumer products
	manufacturers	2.7

Dow Chemical Co.	chemicals	2.7

SunTrust Banks, Inc.	banking	2.7

Top Ten		39.3%

Top Ten as % of Total Net Assets		14.3%

Fund Asset Allocation

1 S&P 500/Barra Value Index.
2 Dow Jones Wilshire 5000 Index.
3 Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. For the period covered by the volatility measures, the bond component is the Lehman
   Credit A or Better Index. The stock component included the S&P 500/Barra Value Index (26% of the overall benchmark), the S&P Utilities Index(4.5%), and the
   S&P Telephone Index (4.5%) until January 1, 2002, when the Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.
4 “Ten Largest Stocks” excludes any equity index products.

Equity Characteristics
Comparative Fund	Index[1]	Broad Index[2]
Number of Stocks	60	323	4,967
Median Market Cap	$40.1B	$32.0B	$27.0B
Price/Earnings Ratio	14.4x	15.7x	21.1x
Price/Book Ratio	2.4x	2.0x	2.8x
Dividend Yield	3.3%	2.2%	1.6%
Return on Equity	19.0%	14.0%	17.7%
Earnings Growth Rate	11.2%	10.2%	9.1%
Foreign Holdings	2.6%	3.0%	2.2%

Fixed Income Characteristics
	Fund	Comparative Index[3]	Broad Index[4]
Number of Bonds	391	1,743	6,262

Yield to Maturity	4.9%[5]	4.9%	4.9%

Average Coupon	5.4%	5.5%	5.2%

Average Effective
Maturity	8.1 years	8.6 years	7.0 years

Average Quality[6]	Aa3	Aa3	Aa1

Average Duration	5.3 years	5.5 years	4.4 years

Sector Diversification[7] (% of fixed income portfolio)
Asset-Backed/Commercial Mortgage-Backed	11%
Finance	33
Foreign	10
Government Mortgage-Backed	0
Industrial	33
Treasury/Agency	5
Utilities	6
Other	2

Distribution by Credit Quality[6] (% of fixed income portfolio)
Aaa	25%
Aa	27
A	37
Baa	9
Not Rated	2

Equity Investment Focus

Fixed Income Investment Focus

1 S&P 500/Barra Value Index.
2 Dow Jones Wilshire 5000 Index.
3 Lehman Credit A or Better Index.
4 Lehman Aggregate Bond Index.
5 Before expenses.
6 Moody’s Investors Service.
7 The mortgage-backed securities sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government. See page 38 for a glossary of investment terms.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 1995–September 30, 2005
Initial Investment of $10,000

Average Annual Total Returns Periods Ended September 30, 2005			Final Value of a $10,000
One Year	Five Years	Ten Years	Investment
Wellesley Income Fund Investor Shares	6.93%	7.79%	9.08%	$23,851
Lehman Aggregate Bond Index	2.80	6.62	6.55	18,852
Dow Jones Wilshire 5000 Index	14.65	-0.53	9.43	24,619
Wellesley Composite Index1	7.01	5.49	7.94	21,477
Average Income Fund2	7.76	4.51	7.15	19,942

	One Year	Since Inception[3]	Final Value of a $100,000 Investment
Wellesley Income Fund Admiral Shares	7.01%	6.69%	$132,787
Lehman Aggregate Bond Index	2.80	5.96	128,841
Dow Jones Wilshire 5000 Index	14.65	3.12	114,393

1 Bond component (65% weighting) is Lehman Long Credit AA or Better Index through March 31, 2000, and Lehman Credit A or Better Index thereafter.
    Stock component is S&P 500/Barra Value Index (26% weighting) and S&P Utilities Index (9%) through June 30, 1996,when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P Telephone Index was replaced by the S&P
    Integrated Telecommunication Services Index.
2 Derived from data provided by Lipper Inc.
3 May 14, 2001.

Fiscal-Year Total Returns (%): September 30, 1995-September 30, 2005
	Wellesley Income Fund Investor Shares			Composite Index[1]
Fiscal Year	Capital Return	Income Return	Total Return	Total Return
1996	3.2%	6.0%	9.2%	7.5%
1997	15.5	6.4	21.9	20.3
1998	8.1	5.8	13.9	12.8
1999	-5.3	5.0	-0.3	3.2
2000	2.5	5.8	8.3	9.3
2001	7.6	5.3	12.9	2.6
2002	-4.4	4.7	0.3	-4.8
2003	6.1	4.6	10.7	14.4
2004	4.2	4.4	8.6	9.3
2005	2.8	4.1	6.9	7.0

1 Bond component (65% weighting) is Lehman Long Credit AA or Better Index through March 31, 2000, and Lehman Credit A or Better Index thereafter. Stock component is S&P 500/Barra Value Index(26% weighting) and S&P Utilities Index (9%) through June 30, 1996, when the utilities component was split into the S&P Utilities Index (4.5%) and the S&P Telephone Index (4.5%); as of January 1, 2002, the S&P
   Telephone Index was replaced by the S&P Integrated Telecommunication Services Index.
Note: See Financial Highlights tables on pages 27 and 28 for dividend and capital gains information.

Financial Statements

Statement of Net Assets
As of September 30, 2005

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

	Face Amount ($000)	Market Value• ($000)

U.S. Government and Agency Obligations (3.3%)

Agency Bonds and Notes (3.0%)

[2] Federal Home Loan Bank
3.375%, 9/14/07	80,000	78,497
4.375%, 3/17/10	80,000	79,613

[2] Federal Home Loan
Mortgage Corp.
7.000%, 3/15/10	64,000	70,316
4.500%, 1/15/15	40,000	39,615
7.125%, 6/15/10	33,000	36,607

[2] Financing Corp.
10.700%, 10/6/17	2,755	4,216
9.650%, 11/2/18	4,090	5,980
8.600%, 9/26/19	3,330	4,617

Private Export Funding Corp.
(U.S. Government Guaranteed)
4.550%, 5/15/15	6,065	6,010

[2] Tennessee Valley Auth
4.375%, 6/15/15	35,000	34,206

		359,677
Mortgage-Backed Securities (0.3%)

[2] Federal National Mortgage Assn
[3] 6.085%, 10/1/08	6,983	7,159
[3] 6.150%, 4/1/09	4,954	5,137
[3] 6.195%, 10/1/08	6,202	6,411
[3] 6.320%, 6/1/09	6,689	6,990
[3] 6.590%, 11/1/07	873	895
[3] 6.930%, 6/1/07	4,972	5,104

		31,696

Total U.S. Government and Agency
Obligations (Cost $396,933)		391,373

Corporate Bonds (51.9%)

Asset-Backed/Commercial
Mortgage-Backed Securities (6.7%)

Aesop Funding II LLC
[3,5] 3.950%, 4/20/08	21,800	21,497

American Express Credit
Account Master Trust
[3,4] 3.878%, 10/15/05	25,000	25,069
[3] 4.350%, 12/15/11	12,000	11,923

BMW Vehicle Owner Trust
[3] 4.280%, 2/25/10	25,655	25,490

Bank One Issuance Trust
[3] 2.940%, 10/17/05	8,500	8,498
[3] 3.590%, 9/17/07	25,000	24,578

Bear Stearns Commercial
Mortgage Securities, Inc.
[3] 4.871%, 9/11/42	9,500	9,418

Capital Auto Receivables
Asset Trust
[3] 2.960%, 1/15/08	27,160	26,787
[3] 3.750%, 7/15/09	20,000	19,628

Capital One Master Trust
[3] 4.600%, 8/17/09	7,225	7,238

Capital One Multi-Asset
Execution Trust
[3,4] 4.158%, 10/15/05	13,000	13,020

Capital One Prime Auto
Receivables Trust
[3] 3.690%, 6/15/10	15,740	15,440

CarMax Auto Owner Trust
[3] 2.660%, 5/15/08	8,180	8,102

Chase Credit Card Master Trust
[3,4] 3.798%, 10/15/05	16,280	16,292

Chase Manhattan Auto
Owner Trust
[3] 2.570%, 2/16/10	11,360	11,069

Citibank Credit Card
Issuance Trust
[3] 2.900%, 5/17/10	8,500	8,158
[3] 4.550%, 6/20/17	15,000	14,657

	Face Amount ($000)	Market Value• ($000)

Citigroup Mortgage
Loan Trust, Inc.
[3] 4.710%, 4/25/35	20,875	20,592

Commercial Mortgage Pass
Through Certificates
[3] 5.116%, 6/10/44	20,000	20,140

Connecticut RRB Special
Purpose Trust CL&P-1
[3] 6.210%, 12/30/10	12,870	13,667

DaimlerChrysler Master
Owner Trust
[3,4] 3.793%, 10/15/05	8,822	8,827

Fleet Credit Card
Master Trust II
[3,4] 3.918%, 10/15/05	21,995	22,011

Ford Credit Auto Owner Trust
[3] 3.540%, 11/15/08	9,780	9,614

Ford Credit Floor Plan
Master Owner Trust
[3,4] 3.808%, 10/15/05	13,025	13,021

GE Business Loan Trust
[3,5] 4.378%, 6/15/33	13,329	13,058

GE Capital Credit Card
Master Note Trust
[3,4] 3.818%, 10/15/05	10,115	10,129

GE Dealer Floor Plan
Master Note Trust
[3,4] 3.846%, 10/20/05	10,000	9,986

GSR Mortgage Loan Trust
[3] 4.634%, 4/25/35	19,945	19,900

Greenwich Capital
Commercial Funding Corp.
[3] 4.533%, 1/5/36	20,000	19,681

Honda Auto Receivables
Owner Trust
[3] 2.400%, 2/21/08	28,705	28,297
[3] 3.280%, 2/18/10	10,200	9,925

Household Affinity Credit Card
Master Note Trust I
[3,4] 3.828%, 10/15/05	20,000	20,014

Impac CMB Trust
[3,4] 4.070%, 10/25/05	11,129	11,157

John Deere Owner Trust
[3] 2.320%, 12/17/07	17,625	17,394

MBNA Credit Card
Master Note Trust
[3,4] 3.898%, 10/15/05	9,900	9,929

Massachusetts RRB
Special Purpose Trust
[3] 3.780%, 9/15/10	10,660	10,516

Merrill Lynch Mortgage Trust
[3] 5.047%, 7/12/38	20,000	20,112

Morgan Stanley Capital I
[3] 4.540%, 7/15/56	20,000	19,655

Nissan Auto Receivables
Owner Trust
[3,4] 3.808%, 10/15/05	18,220	18,222
[3] 2.700%, 12/17/07	16,435	16,241
[3] 2.610%, 7/15/08	10,000	9,863

Onyx Acceptance Auto Trust
[3] 3.910%, 9/15/11	25,000	24,592

Onyx Acceptance Owner Trust
[3] 2.660%, 5/17/10	10,000	9,782

Providian Gateway Master Trust
[3,4,5] 3.958%, 10/15/05	20,250	20,262

SLM Student Loan Trust
[3,4] 3.680%, 10/25/05	25,661	25,672

USAA Auto Owner Trust
[3] 2.670%, 10/15/10	5,000	4,867
[3] 4.130%, 11/15/11	12,010	11,873

Wachovia Bank Commercial
Mortgage Trust
[3] 5.118%, 7/15/42	20,000	20,198

Wells Fargo Mortgage
Backed Securities Trust
[3] 4.556%, 2/25/35	10,149	10,039

Whole Auto Loan Trust
[3] 3.040%, 4/15/09	38,721	38,659

World Omni Auto
Receivables Trust
[3] 3.820%, 11/12/11	4,625	4,533

		809,292
Finance (20.4%)

Banking (11.5%)

Associates Corp. of
North America
6.250%, 11/1/08	25,000	26,109

BB&T Corp.
6.500%, 8/1/11	25,000	27,035
4.750%, 10/1/12	16,000	15,899
5.250%, 11/1/19	19,000	19,041

Banc One Corp.
7.750%, 7/15/25	25,000	31,065

	Face Amount ($000)	Market Value• ($000)

Bank One Corp.
2.625%, 6/30/08	15,000	14,267

Bank of America Corp.
4.750%, 10/15/06	15,000	15,012
3.250%, 8/15/08	14,750	14,209
3.375%, 2/17/09	27,000	25,957
4.875%, 1/15/13	43,100	43,011
5.375%, 6/15/14	25,525	26,304

Bank of Montreal
7.800%, 4/1/07	5,035	5,288

Bank of New York Co., Inc.
5.200%, 7/1/07	35,000	35,341

Citicorp
6.650%, 12/15/10	25,000	27,119

Citigroup, Inc.
5.000%, 3/6/07	22,000	22,147
4.125%, 2/22/10	12,000	11,727
6.625%, 6/15/32	9,000	10,311
6.000%, 10/31/33	15,000	15,910
5.850%, 12/11/34	15,000	15,780

Credit Suisse
First Boston USA, Inc.
4.625%, 1/15/08	21,300	21,332
6.500%, 1/15/12	18,800	20,377
5.125%, 1/15/14	23,825	23,978
4.875%, 1/15/15	32,500	31,896
7.125%, 7/15/32	13,300	16,074

Deutsche Bank Financial LLC
5.375%, 3/2/15	8,250	8,468

Fifth Third Bank
4.200%, 2/23/10	33,000	32,434

HBOS Treasury Services PLC
^5 3.625%, 7/23/07	13,000	12,787
[5] 3.750%, 9/30/08	11,400	11,168
[5] 4.000%, 9/15/09	10,000	9,755
[5] 6.000%, 11/1/33	19,000	20,209
HSBC Bank USA
4.625%, 4/1/14	13,100	12,739
5.875%, 11/1/34	21,000	21,701

HSBC Holdings PLC
7.625%, 5/17/32	15,800	19,940

Huntington National Bank
4.375%, 1/15/10	16,000	15,669

J.P. Morgan, Inc.
5.750%, 10/15/08	20,000	20,534
6.250%, 1/15/09	20,000	20,871

JPMorgan Chase & Co.
5.500%, 3/26/07	5,000	5,070
3.500%, 3/15/09	12,000	11,545
5.750%, ½/13	14,000	14,641
5.125%, 9/15/14	9,665	9,676

Mellon Bank NA
7.375%, 5/15/07	4,720	4,926

Mellon Funding Corp.
5.000%, 12/1/14	12,000	11,992

Mizuho Finance (Cayman)
[5] 5.790%, 4/15/14	32,000	33,448

National Australia Bank
[5] 4.800%, 4/6/10	21,000	21,029

National City Bank
7.250%, 10/21/11	22,000	24,952

National Westminster Bank PLC
7.375%, 10/1/09	29,825	32,644

Northern Trust Co.
4.600%, 2/1/13	10,000	9,872

Overseas Chinese Banking Corp.
[5] 7.750%, 9/6/11	8,870	10,092

PNC Bank NA
5.250%, 1/15/17	16,000	16,042

Regions Financial Corp.
7.000%, 3/1/11	25,000	27,514

Republic New York Corp.
5.875%, 10/15/08	15,000	15,465

Royal Bank of Scotland
Group PLC
6.400%, 4/1/09	14,000	14,778
5.000%, 10/1/14	18,975	19,073

Sanwa Bank Ltd.
8.350%, 7/15/09	3,570	3,981

Sovereign Bancorp, Inc.
[5] 4.800%, 9/1/10	6,265	6,205

SunTrust Banks, Inc.
5.050%, 7/1/07	20,000	20,162
6.375%, 4/1/11	15,000	16,137

UFJ Finance Aruba AEC
6.750%, 7/15/13	20,000	21,923

US Bancorp
5.100%, 7/15/07	17,000	17,155

	Face Amount ($000)	Market Value• ($000)

US Bank NA
3.900%, 8/15/08	20,000	19,486
6.375%, 8/1/11	25,000	27,102
4.950%, 10/30/14	12,400	12,384

Wachovia Bank NA
4.800%, 11/1/14	19,640	19,260

Wachovia Corp.
6.605%, 10/1/05	15,000	16,878
4.950%, 11/1/06	15,000	15,044
6.000%, 10/30/08	15,000	15,609
4.875%, 2/15/14	19,250	19,063
5.250%, 8/1/14	5,860	5,960

Washington Mutual, Inc.
5.250%, 9/15/17	38,000	37,248

Wells Fargo & Co.
5.125%, 2/15/07	5,020	5,063
3.500%, 4/4/08	17,000	16,606
3.125%, 4/1/09	12,400	11,822
7.550%, 6/21/10	25,000	27,870

World Savings Bank, FSB
4.125%, 3/10/08	20,000	19,782
4.500%, 6/15/09	6,000	5,956
4.125%, 12/15/09	16,000	15,651

Brokerage (2.1%)

Bear Stearns Co., Inc.
3.250%, 3/25/09	15,500	14,787

Goldman Sachs Group, Inc.
3.875%, 1/15/09	30,000	29,297
5.250%, 10/15/13	29,400	29,691
6.125%, 2/15/33	12,200	12,706

Lehman Brothers Holdings, Inc.
3.600%, 3/13/09	8,970	8,686
4.800%, 3/13/14	15,000	14,777

Merrill Lynch & Co., Inc.
4.125%, 1/15/09	27,125	26,618
5.000%, 2/3/14	15,000	14,971

Morgan Stanley Dean Witter
3.875%, 1/15/09	36,000	35,125
5.300%, 3/1/13	37,925	38,508
7.250%, 4/1/32	27,100	32,470

Finance Companies (2.9%)

American Express Centurion Bank
4.375%, 7/30/09	11,500	11,376

American Express Co.
5.500%, 9/12/06	20,000	20,190

American General Finance Corp.
5.750%, 3/15/07	20,000	20,285
4.500%, 11/15/07	5,000	4,980
2.750%, 6/15/08	15,100	14,351
4.000%, 3/15/11	12,000	11,398

CIT Group, Inc.
7.375%, 4/2/07	40,000	41,602
7.750%, 4/2/12	10,100	11,583

General Electric Capital Corp.
[4] 3.984%, 12/22/05	11,800	11,810
5.000%, 6/15/07	24,000	24,201
7.375%, 1/19/10	10,000	11,025
8.125%, 5/15/12	10,000	11,811
5.450%, 1/15/13	25,550	26,403
6.750%, 3/15/32	34,050	40,052

Household Finance Corp.
5.750%, 1/30/07	23,000	23,349
4.625%, 1/15/08	13,700	13,694
4.750%, 7/15/13	12,225	11,954

Wells Fargo & Co.
5.500%, 8/1/12	34,100	35,416

Insurance (3.4%)

ACE Ltd.
6.000%, 4/1/07	30,000	30,541

Allstate Corp.
5.375%, 12/1/06	5,000	5,046
7.500%, 6/15/13	20,000	23,024

Allstate Life Global Funding
4.250%, 2/26/10	13,000	12,711

American International
Group, Inc.
[4] 2.875%, 11/15/05	14,250	13,627
[4] 4.250%, 11/15/05	14,250	13,590

Chubb Corp.
6.000%, 11/15/11	4,500	4,745

Cincinnati Financial Corp.
6.920%, 5/15/28	11,750	13,283

Equitable Cos., Inc.
6.500%, 4/1/08	10,000	10,418

Hartford Life, Inc.
7.375%, 3/1/31	26,000	31,687

Liberty Mutual Insurance Co.
[5] 8.500%, 5/15/25	21,665	25,307

MBIA, Inc.
7.000%, 12/15/25	19,500	21,936

	Face Amount ($000)	Market Value• ($000)

Met Life Global Funding
[5] 4.625%, 8/19/10	15,000	14,876

MetLife, Inc.
5.250%, 12/1/06	25,000	25,200

Metropolitan Life Insurance Co.
[5] 7.800%, 11/1/25	25,000	31,091

Nationwide Life Global Funding
[5] 5.350%, 2/15/07	25,000	25,261

New York Life Insurance
[5] 5.875%, 5/15/33	27,500	29,077

Protective Life Secured Trust
3.700%, 11/24/08	9,985	9,699

Prudential Financial, Inc.
5.100%, 9/20/14	12,000	12,010
4.750%, 6/13/15	21,000	20,445

Travelers Property Casualty Corp.
5.000%, 3/15/13	6,200	6,095
6.375%, 3/15/33	6,680	6,905

XL Capital Ltd.
5.250%, 9/15/14	16,000	15,524

Financial Other (0.5%)

Aiful Corp.
[5] 5.000%, 8/10/10	9,890	9,811

Berkshire Hathaway Finance Corp.
4.125%, 1/15/10	48,255	47,232

		2,442,827
Industrial (20.6%)

Basic Industry (2.8%)

Alcan, Inc.
4.875%, 9/15/12	10,500	10,407
4.500%, 5/15/13	22,300	21,494

Alcoa, Inc.
6.500%, 6/1/11	45,000	48,583

BHP Billiton Finance BV
4.800%, 4/15/13	33,500	33,441

Dow Chemical Co.
5.750%, 12/15/08	50,000	51,683

E.I. du Pont de Nemours & Co.
6.750%, 9/1/07	25,000	26,035
3.375%, 11/15/07	5,000	4,893
4.125%, 3/6/13	27,200	26,150

International Paper Co.
[4] 5.850%, 10/30/05	18,300	18,856
7.625%, 1/15/07	15,000	15,520

Monsanto Co.
[5] 5.500%, 8/15/25	9,550	9,380
5.500%, 7/30/35	15,000	14,323

PPG Industries, Inc.
6.875%, 2/15/12	7,017	7,811

Praxair, Inc.
6.375%, 4/1/12	25,000	27,322

Rio Tinto Finance USA Ltd.
2.625%, 9/30/08	15,000	14,157

Weyerhaeuser Co.
5.950%, 11/1/08	4,264	4,392

Capital Goods (3.0%)

Boeing Capital Corp.
5.750%, 2/15/07	9,000	9,140
4.750%, 8/25/08	10,470	10,505

Caterpillar Financial
Services Corp.
3.625%, 11/15/07	12,800	12,555
2.700%, 7/15/08	11,800	11,232

Caterpillar, Inc.
6.550%, 5/1/11	5,000	5,448
6.625%, 7/15/28	6,000	6,956
6.950%, 5/1/42	15,000	18,495

Deere & Co.
7.850%, 5/15/10	6,000	6,747

General Dynamics Corp.
3.000%, 5/15/08	11,400	10,955
4.250%, 5/15/13	41,100	39,575

Goodrich Corp.
6.800%, 2/1/18	7,135	7,779
7.000%, 4/15/38	5,250	6,022

Illinois Tool Works, Inc.
5.750%, 3/1/09	25,000	25,907

John Deere Capital Corp.
4.500%, 8/22/07	10,000	9,997
4.625%, 4/15/09	15,000	14,985
7.000%, 3/15/12	25,000	27,917

Minnesota Mining &
Manufacturing Corp.
6.375%, 2/15/28	25,000	28,929

	Face Amount ($000)	Market Value• ($000)

Tenneco Packaging
8.125%, 6/15/17	20,000	23,948

The Boeing Co.
6.625%, 2/15/38	20,950	24,142

Tyco International Group SA
6.000%, 11/15/13	20,800	21,990

United Technologies Corp.
7.125%, 11/15/10	25,000	27,706
6.350%, 3/1/11	5,000	5,372

Communications (5.1%)

AT&T Wireless Services, Inc.
8.750%, 3/1/31	27,000	36,310

BellSouth Corp.
6.000%, 10/15/11	31,000	32,797
6.000%, 11/15/34	34,000	33,952

Chesapeake & Potomac
Telephone Co.
7.875%, 1/15/22	16,000	19,014

Comcast Cable
Communications, Inc.
6.200%, 11/15/08	5,250	5,456
6.750%, 1/30/11	10,000	10,759

Comcast Corp.
5.300%, 1/15/14	21,000	20,987

Deutsche Telekom
International Finance
[4] 8.500%, 12/15/05	7,000	7,907
[4] 8.750%, 12/15/05	39,200	50,580

France Telecom
[4] 7.750%, 3/1/06	24,000	27,239
[4] 8.500%, 3/1/06	10,800	14,351

GTE California Inc.
6.700%, 9/1/09	25,000	26,357

Gannett Co., Inc.
4.125%, 6/15/08	14,000	13,814
6.375%, 4/1/12	25,000	26,959

Michigan Bell Telephone Co.
7.850%, 1/15/22	25,000	29,995

New Jersey Bell Telephone Co.
8.000%, 6/1/22	14,585	17,085

New York Times Co.
5.350%, 4/16/07	10,000	10,101

News America Inc.
5.300%, 12/15/14	5,000	4,975
6.200%, 12/15/34	11,000	10,999

SBC Communications, Inc.
6.250%, 3/15/11	15,500	16,416

Sprint Capital Corp.
8.750%, 3/15/32	10,200	13,660

Telecom Italia Capital
[5] 4.950%, 9/30/14	7,000	6,765
5.250%, 10/1/15	7,500	7,364
[5] 6.000%, 9/30/34	16,750	16,368

Telefonica Europe BV
7.750%, 9/15/10	25,000	28,158

Tribune Co.
6.875%, 11/1/06	20,000	20,461

Univision Communications, Inc.
3.500%, 10/15/07	10,000	9,718

Verizon Global Funding Corp.
4.375%, 6/1/13	14,500	13,859

Verizon Virginia Inc.
4.625%, 3/15/13	10,800	10,274

Verizon Wireless Capital
5.375%, 12/15/06	10,000	10,089

Vodafone Group PLC
5.375%, 1/30/15	11,250	11,512

Washington Post Co.
5.500%, 2/15/09	50,000	51,172

Consumer Cyclicals (1.8%)

CVS Corp.
4.875%, 9/15/14	12,000	11,750

Home Depot Inc.
3.750%, 9/15/09	12,000	11,629

McDonald’s Corp.
5.750%, 3/1/12	10,000	10,480

Target Corp.
6.350%, 1/15/11	16,500	17,702
5.875%, 3/1/12	31,000	32,926

Time Warner, Inc.
6.150%, 5/1/07	20,000	20,430
6.875%, 5/1/12	10,000	10,923

Viacom Inc.
7.700%, 7/30/10	26,740	29,572
7.875%, 7/30/30	5,760	6,793

Wal-Mart Stores, Inc.
4.375%, 7/12/07	10,000	9,998
6.875%, 8/10/09	50,000	53,827

	Face Amount ($000)	Market Value• ($000)

Consumer Noncyclicals (4.9%)

Abbott Laboratories
4.350%, 3/15/14	20,000	19,356

Anheuser-Busch Cos., Inc.
6.000%, 4/15/11	31,125	33,042
7.500%, 3/15/12	5,000	5,756

Archer-Daniels-Midland Co.
8.875%, 4/15/11	5,325	6,328
7.125%, 3/1/13	6,200	7,008
5.935%, 10/1/32	5,000	5,232

Becton, Dickinson & Co.
4.550%, 4/15/13	25,900	25,402

Bestfoods
6.625%, 4/15/28	25,000	28,362

CIGNA Corp.
7.000%, 1/15/11	4,900	5,355

Clorox Co.
4.200%, 1/15/10	14,535	14,291

Coca-Cola Enterprises Inc.
5.250%, 5/15/07	5,000	5,057
5.750%, 11/1/08	25,000	25,834

Diageo Capital PLC
3.500%, 11/19/07	10,400	10,164
3.375%, 3/20/08	30,200	29,321

Eli Lilly & Co.
6.000%, 3/15/12	10,000	10,693

General Mills, Inc.
5.125%, 2/15/07	25,000	25,175

Gillette Co.
4.125%, 8/30/07	5,000	4,985

GlaxoSmithKline Capital Inc.
4.375%, 4/15/14	10,000	9,652
5.375%, 4/15/34	16,055	16,303

Hershey Foods Corp.
6.950%, 3/1/07	13,000	13,427

Johnson & Johnson
3.800%, 5/15/13	19,895	18,884
6.730%, 11/15/23	15,000	17,967

Kimberly-Clark Corp.
6.250%, 7/15/18	25,000	27,802

Kraft Foods, Inc.
4.625%, 11/1/06	10,000	10,006
5.625%, 11/1/11	22,625	23,326

Pepsi Bottling Holdings Inc.
[5] 5.625%, 2/17/09	4,030	4,149

Pepsico, Inc.
3.200%, 5/15/07	18,000	17,648

Pfizer, Inc.
4.500%, 2/15/14	12,000	11,804

Procter & Gamble Co.
4.750%, 6/15/07	20,000	20,095
4.300%, 8/15/08	13,000	12,954
6.450%, 1/15/26	25,000	28,276

Procter & Gamble Co. ESOP
[3] 9.360%, 1/1/21	25,000	32,832

Schering-Plough Corp.
[4] 5.550%, 12/1/05	16,985	17,514

The Coca-Cola Co.
5.750%, 3/15/11	45,000	47,200

Energy (1.9%)

Amoco Corp.
6.500%, 8/1/07	5,000	5,170

Anadarko Petroleum Corp.
3.250%, 5/1/08	10,800	10,434

BP Capital Markets America
4.200%, 6/15/18	6,300	5,759

Burlington Resources, Inc.
6.500%, 12/1/11	25,000	27,075

ChevronTexaco Capital Co.
3.500%, 9/17/07	22,000	21,595

Conoco, Inc.
6.350%, 4/15/09	10,500	11,097

Devon Financing Corp.
7.875%, 9/30/31	15,000	18,843

Encana Corp.
6.500%, 8/15/34	15,000	16,874

Halliburton Co.
5.500%, 10/15/10	15,400	15,886

Phillips Petroleum Co.
7.000%, 3/30/29	11,500	13,881

Suncor Energy, Inc.
5.950%, 12/1/34	28,000	29,734
Texaco Capital, Inc.
8.625%, 4/1/32	25,000	36,667

Valero Energy Corp.
7.500%, 4/15/32	16,600	20,012

	Face Amount ($000)	Market Value• ($000)

Technology (0.5%)

Hewlett-Packard Co.
3.625%, 3/15/08	10,800	10,558

International Business Machines Corp.
4.250%, 9/15/09	5,000	4,949
4.750%, 11/29/12	5,000	5,015
7.000%, 10/30/25	25,000	29,830

Pitney Bowes, Inc.
4.750%, 5/15/18	10,000	9,697

Transportation (0.2%)

CSX Corp.
6.750%, 3/15/11	4,820	5,227

Norfolk Southern Corp.
6.200%, 4/15/09	15,000	15,676

Industrial Other (0.4%)

Eaton Corp.
5.750%, 7/15/12	15,600	16,459
6.500%, 6/1/25	10,000	11,322
5.250%, 6/15/35	14,500	14,117

Stanley Works
3.500%, 11/1/07	5,000	4,892

		2,474,201

Utilities (4.2%)

Electric (4.2%)

Boston Edison Co.
4.875%, 10/15/12	20,800	20,833

Commonwealth Edison Co.
6.150%, 3/15/12	20,000	20,886

Consolidated Edison, Inc.
5.625%, 7/1/12	16,205	16,987
4.875%, 2/1/13	9,700	9,757
3.850%, 6/15/13	6,000	5,645

Duke Energy Corp.
6.250%, 1/15/12	20,000	21,245
Exelon Corp.
6.750%, 5/1/11	17,500	18,670

Florida Power & Light Co.
4.850%, 2/1/13	12,000	12,030
5.625%, 4/1/34	5,000	5,075

Florida Power Corp.
6.650%, 7/15/11	25,000	27,051

Georgia Power Co.
4.875%, 7/15/07	25,000	25,137
5.125%, 11/15/12	5,000	5,103

Kentucky Utilities Co.
7.920%, 5/15/07	5,000	5,177

National Rural Utilities
Cooperative Finance Corp.
7.250%, 3/1/12	40,000	45,211
4.750%, 3/1/14	12,000	11,870

Oklahoma Gas & Electric Co.
6.500%, 4/15/28	10,000	11,186

Oncor Electric Delivery Co.
6.375%, 5/1/12	20,000	21,433

PECO Energy Co.
4.750%, 10/1/12	12,000	11,875

PacifiCorp
6.625%, 6/1/07	10,000	10,295

SCANA Corp.
6.875%, 5/15/11	25,000	27,334
6.250%, 2/1/12	28,930	30,870

Southern California Edison Co.
5.000%, 1/15/14	11,800	11,817

Southwestern Public Service Co.
5.125%, 11/1/06	35,115	35,298

United Electric Distribution
[5] 4.700%, 4/15/11	3,875	3,839

Virginia Electric & Power Co.
5.375%, 2/1/07	45,500	45,904
4.750%, 3/1/13	16,350	16,101

Wisconsin Power & Light Co.
5.700%, 10/15/08	12,650	12,988

Wisconsin Public Service
6.125%, 8/1/11	8,000	8,513

		498,130

Total Corporate Bonds
(Cost $6,100,857)		6,224,450

Sovereign Bonds (U.S. Dollar-Denominated) (6.1%)

African Development Bank
3.750%, 1/15/10	6,400	6,228

Asian Development Bank
4.500%, 9/4/12	40,000	40,335

BK Nederlandse Gemeenten
6.000%, 3/26/12	50,000	53,716

	Face Amount ($000)	Market Value• ($000)

European Investment Bank
3.500%, 3/14/08	26,000	25,468
4.000%, 3/3/10	20,000	19,668
4.625%, 5/15/14	54,000	54,522

Inter-American
Development Bank
3.375%, 3/17/08	30,000	29,346

International Bank for
Reconstruction & Development
4.125%, 6/24/09	11,800	11,715

Kingdom of Spain
[5] 3.375%, 10/28/09	15,000	14,426

Kredit Fuer Wiederaufbau
3.375%, 1/23/08	60,000	58,748
3.500%, 3/14/08	18,000	17,648
3.250%, 3/30/09	18,000	17,357
4.125%, 10/15/14	22,000	21,270

Landwirtschaft Rentenbank
4.125%, 7/15/08	67,000	66,337

Oesterreichische Kontrollbank
4.250%, 10/6/10	15,000	14,876
4.500%, 3/9/15	17,000	16,925

Province of British Columbia
5.375%, 10/29/08	9,500	9,780

Province of Manitoba
4.250%, 11/20/06	25,000	24,957
4.450%, 4/12/10	20,000	19,890

Province of New Brunswick
3.500%, 10/23/07	4,600	4,517

Province of Ontario
^ 5.125%, 7/17/12	25,000	25,892
^ 4.500%, 2/3/15	40,000	39,427

Province of Quebec
6.125%, 1/22/11	19,500	20,726

Quebec Hydro Electric
6.300%, 5/11/11	50,000	53,552

Republic of Finland
4.750%, 3/6/07	6,000	6,038

Republic of Italy
2.750%, 12/15/06	14,450	14,211
5.625%, 6/15/12	40,000	42,036

Total Sovereign Bonds
(Cost $730,821)		729,611

Taxable Municipal Bonds (1.0%)

Illinois (Taxable Pension) GO
4.950%, 6/1/23	9,675	9,507
5.100%, 6/1/33	52,000	51,307

Oregon School Board Assn. GO
4.759%, 6/30/28	15,000	14,180

Southern California Public
Power Auth
6.930%, 5/15/17	30,000	35,376

Wisconsin Public Service Rev
5.700%, 5/1/26	9,000	9,577

Total Taxable Municipal Bonds
(Cost $118,351)		119,947

	Shares

Common Stocks (36.2%)

Consumer Discretionary (0.5%)

Kimberly-Clark Corp.	1,105,900	65,834

Consumer Staples (2.9%)

Altria Group, Inc.	1,605,000	118,305

Kellogg Co.	2,041,300	94,165

General Mills, Inc.	981,800	47,323

H.J. Heinz Co.	1,244,900	45,489

Campbell Soup Co.	1,508,200	44,869

		350,151
Financial Services (11.0%)

Citigroup, Inc.	4,355,100	198,244

Bank of America Corp.	4,570,400	192,414

SunTrust Banks, Inc.	1,673,200	116,204

PNC Financial Services Group	1,731,200	100,444

National City Corp.	2,923,100	97,748

UBS AG	1,036,000	88,578

JPMorgan Chase & Co.	2,407,300	81,680

XL Capital Ltd. Class A	1,129,400	76,833

Regency Centers Corp. REIT	1,095,900	62,959

Wells Fargo & Co.	979,200	57,352

The Chubb Corp.	561,500	50,282

Wachovia Corp.	842,200	40,080

	Face Amount ($000)	Market Value• ($000)

U.S. Bancorp	1,365,000	38,329

Comerica, Inc.	634,600	37,378

Washington Mutual, Inc.	680,500	26,689

MBNA Corp.	1,042,900	25,697

KKR Financial Corp. REIT	590,200	13,126

General Growth
Properties Inc. REIT	278,410	12,509

		1,316,546
Health Care (1.9%)

Wyeth	2,426,100	112,256

Abbott Laboratories	1,467,900	62,239

AstraZeneca Group PLC ADR	492,200	23,183

Baxter International, Inc.	500,800	19,967

Pfizer Inc.	409,100	10,215

		227,860
Integrated Oils (5.5%)

ExxonMobil Corp.	4,028,926	255,998

ConocoPhillips Co.	2,886,800	201,816

BP PLC ADR	1,543,608	109,365

Royal Dutch Shell PLC
ADR—B Shares	669,256	46,092

Royal Dutch Shell PLC
ADR Class A	684,900	44,957

		658,228
Materials & Processing (3.6%)

Dow Chemical Co.	2,801,900	116,755

E.I. du Pont de Nemours & Co.	2,487,000	97,416

Weyerhaeuser Co.	1,006,800	69,217

PPG Industries, Inc.	1,084,900	64,215

Air Products & Chemicals, Inc.	700,100	38,603

Lyondell Chemical Co.	1,000,000	28,620

Alcoa Inc.	400,000	9,768

		424,594
Producer Durables (1.4%)

Caterpillar, Inc.	1,483,300	87,144

Emerson Electric Co.	1,171,200	84,092

		171,236
Utilities (9.4%)

FPL Group, Inc.	4,409,800	209,906

SBC Communications Inc.	7,172,500	171,925

Dominion Resources, Inc.	1,390,000	119,735

BellSouth Corp.	3,319,900	87,313

Verizon Communications Inc.	2,431,500	79,486

Exelon Corp.	1,200,100	64,133

Consolidated Edison Inc.	940,600	45,666

Cinergy Corp.	1,000,000	44,410

Southern Co.	1,241,600	44,400

PPL Corp.	1,350,000	43,645

SCANA Corp.	1,031,100	43,554

Puget Energy, Inc.	1,754,400	41,193

Progress Energy, Inc.	889,900	39,823

Constellation Energy
Group, Inc.	431,400	26,574

AT&T Corp.	1,338,900	26,510

Entergy Corp.	289,900	21,545

Public Service Enterprise
Group, Inc.	200,000	12,872

		1,122,690

Total Common Stocks
(Cost $3,390,974)		4,337,139

	Face Amount ($000)	Market Value• ($000)

Temporary Cash Investments (1.3%)

Money Market Fund (0.4%)

Vanguard Market Liquidity
Fund 3.744%[1]—Note G	51,708,720	51,709

	Face
	Amount
	($000)

Repurchase Agreement (0.9%)

Bank of America
3.870%, 10/3/05
(Dated 9/30/05,
Repurchase Value
$106,034,000,
collateralized by Federal
National Mortgage Assn.,
5.000%, 5/1/34—5/1/35)	106,000	106,000

Total Temporary Cash Investments
(Cost $157,709)		157,709

Total Investments (99.8%)
(Cost $10,895,645)		11,960,229

Other Assets and Liabilities (0.2%)
Other Assets—Note C		128,832
Liabilities—Note G		(107,719)

		21,113

Net Assets (100%)		11,981,342

At September 30, 2005, net assets consisted of:[6]
Amount ($000)

Paid-in Capital	10,730,109

Overdistributed Net Investment Income	(1,035)

Accumulated Net Realized Gains	187,684

Unrealized Appreciation	1,064,584

Net Assets	11,981,342

Investor Shares—Net Assets

Applicable to 367,257,623 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	7,954,009

Net asset value per share—
Investor Shares	$21.66

Admiral Shares—Net Assets

Applicable to 76,749,800 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	4,027,333

Net asset value per share—
Admiral Shares	$52.47

• See Note A in Notes to Financial Statements.
^ Part of security position is on loan to broker/dealers. See Note G in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.
3 The average maturity is shorter than the final maturity shown due to scheduled interim principal payments and prepayments.
4 Adjustable-rate note.
5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, the aggregate value of these securities was $369,860,000, representing 3.1% of net assets.
6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

Statement of Operations
Year Ended September 30, 2005
($000)
Investment Income
Income
Dividends	137,277
Interest	336,203
Security Lending	288
Total Income	473,768
Expenses
Investment Advisory Fees—Note B
Basic Fee	5,445
Performance Adjustment	(404)
The Vanguard Group—Note C
Management and Administrative
Investor Shares	16,758
Admiral Shares	1,634
Marketing and Distribution
Investor Shares	1,272
Admiral Shares	207
Custodian Fees	40
Auditing Fees	17
Shareholders' Reports
Investor Shares	182
Admiral Shares	4
Trustees' Fees and Expenses	17
Total Expenses	25,172
Expenses Paid Indirectly—Note D	(298)
Net Expenses	24,874
Net Investment Income	448,894
Realized Net Gain (Loss) on Investment Securities Sold	209,623
Change in Unrealized Appreciation (Depreciation) of Investment Securities	82,254
Net Increase (Decrease) in Net Assets Resulting from Operations	740,771

Statement of Changes in Net Assets
Year Ended September 30,
2005 ($000)	2004 ($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	448,894	402,612
Realized Net Gain (Loss)	209,623	110,607
Change in Unrealized Appreciation (Depreciation)	82,254	295,539
Net Increase (Decrease) in Net Assets Resulting from Operations	740,771	808,758
Distributions
Net Investment Income
Investor Shares	(356,752)	(349,191)
Admiral Shares	(93,985)	(58,450)
Realized Capital Gain
Investor Shares	(16,117)	—
Admiral Shares	(2,841)	—
Total Distributions	(469,695)	(407,641)
Capital Share Transactions—Note H
Investor Shares	(1,140,390)	333,587
Admiral Shares	2,493,320	177,699
Net Increase (Decrease) from Capital Share Transactions	1,352,930	511,286
Total Increase (Decrease)	1,624,006	912,403
Net Assets
Beginning of Period	10,357,336	9,444,933
End of Period[1]	11,981,342	10,357,336

1 Including undistributed (overdistributed) net investment income of ($1,035,000) and $808,000.

Financial Highlights

Wellesley Income Fund Investor Shares

	Year Ended September 30,				Jan. 1[1] to Sept. 30,	Year Ended Dec. 31,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001	2000

Net Asset Value, Beginning of Period	$21.11	$20.25	$19.08	$20.69	$20.34	$18.85

Investment Operations

Net Investment Income	.851	.844	.862	.943	.748	1.06

Net Realized and Unrealized

Gain (Loss) on Investments	.592	.871	1.163	(.886)	.472	1.89

Total from Investment Operations	1.443	1.715	2.025	.057	1.220	2.95

Distributions

Dividends from Net Investment Income	(.855)	(.855)	(.855)	(.955)	(.720)	(1.06)

Distributions from Realized Capital Gains	(.038)	—	—	(.712)	(.150)	(0.40)

Total Distributions	(.893)	(.855)	(.855)	(1.667)	(.870)	(1.46)

Net Asset Value, End of Period	$21.66	$21.11	$20.25	$19.08	$20.69	$20.34

Total Return	6.93%	8.60%	10.74%	0.26%	6.16%	16.17%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$7,954	$8,851	$8,171	$6,985	$6,493	$6,558

Ratio of Total Expenses to
Average Net Assets[2]	0.24%	0.26%	0.31%	0.30%	0.33%[3]	0.31%

Ratio of Net Investment Income to
Average Net Assets	3.98%	4.06%	4.33%	4.72%	4.88%[3]	5.39%

Portfolio Turnover Rate	18%	23%	28%	43%	24%	28%

1 The fund’s fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.01%, 0.01%, and (0.01%).
3 Annualized.

Wellesley Income Fund Admiral Shares
	Year Ended September 30,				May. 14[1] to Sept. 30,
For a Share Outstanding Throughout Each Period	2005	2004	2003	2002	2001[2]

Net Asset Value, Beginning of Period	$51.16	$49.07	$46.22	$50.14	$50.00

Investment Operations

Net Investment Income	2.121	2.099	2.136	2.318	.932

Net Realized and Unrealized Gain (Loss)

on Investments	1.413	2.113	2.835	(2.164)	.359

Total from Investment Operations	3.534	4.212	4.971	.154	1.291

Distributions

Dividends from Net Investment Income	(2.131)	(2.122)	(2.121)	(2.348)	(1.151)

Distributions from Realized Capital Gains	(.093)	—	—	(1.726)	—

Total Distributions	(2.224)	(2.122)	(2.121)	(4.074)	(1.151)

Net Asset Value, End of Period	$52.47	$51.16	$49.07	$46.22	$50.14

Total Return	7.01%	8.72%	10.89%	0.29%	2.63%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$4,027	$1,507	$1,274	$915	$645

Ratio of Total Expenses to Average Net Assets[3]	0.14%	0.15%	0.20%	0.23%	0.26%[4]

Ratio of Net Investment Income to
Average Net Assets	4.05%	4.17%	4.43%	4.78%	4.88%[4]

Portfolio Turnover Rate	18%	23%	28%	43%	24%

1 Inception.
2 The fund's fiscal year-end changed from December 31 to September 30, effective September 30, 2001.
3 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.01%, 0.01%, 0.01%, and 0.01%.
4 Annualized.
See accompanying notes, which are an integral part of the financial statements.

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A.  The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1.     Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2.     Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3.     Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements. 4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5.     Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6.     Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B.     Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Lehman Brothers Credit A or Better Bond Index, the S&P 500/Barra Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunications Services Index. For the year ended September 30, 2005, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets before a decrease of $404,000 based on performance.

C.     The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2005, the fund had contributed capital of $1,446,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.45% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D.     The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended September 30, 2005, these arrangements reduced the fund’s management and administrative expenses by $268,000 and custodian fees by $30,000.

E.     Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $13,572,000 from accumulated net realized gains to paid-in capital. For tax purposes, at September 30, 2005, the fund had $19,133,000 of ordinary income and $182,896,000 of long-term capital gains available for distribution. At September 30, 2005, net unrealized appreciation of investment securities for tax purposes was $1,064,584,000, consisting of unrealized gains of $1,189,527,000 on securities that had risen in value since their purchase and $124,943,000 in unrealized losses on securities that had fallen in value since their purchase.

F.     During the year ended September 30, 2005, the fund purchased $2,711,372,000 of investment securities and sold $1,943,840,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $343,476,000 and $1,436,000, respectively.

G.     The market value of securities on loan to broker/dealers at September 30, 2005, was $50,282,000, for which the fund received cash collateral of $51,709,000.

H.     Capital share transactions for each class of shares were:

Year Ended September 30,

2005		2004
Amount ($000)	Shares ($000)	Amount ($000)	Shares ($000)
Investor Shares
Issued	1,800,594	83,305	1,432,784	68,643
Issued in Lieu of Cash Distributions	324,911	15,117	300,715	14,463
Redeemed	(3,265,895)	(150,365)	(1,399,912)	(67,347)
Net Increase (Decrease)—Investor Shares	(1,140,390)	(51,943)	333,587	15,759
Admiral Shares
Issued	2,668,265	50,627	359,551	7,106
Issued in Lieu of Cash Distributions	77,241	1,480	45,451	902
Redeemed	(252,186)	(4,806)	(227,303)	(4,516)
Net Increase (Decrease)—Admiral Shares	2,493,320	47,301	177,699	3,492

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the "Fund") at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 7, 2005

Special 2005 tax information (unaudited) for Vanguard Wellesley Income Fund

This information for the fiscal year ended September 30, 2005, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $32,175,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $133,221,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 26.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund's After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and (2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. To calculate qualified dividend income, we use actual prior- year figures and estimates for 2005. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Wellesley Income Fund Investor Shares
Periods Ended September 30, 2005

	One Year	Five Years	Ten Years
Returns Before Taxes	6.93%	7.79%	9.08%
Returns After Taxes on Distributions	5.69	5.94	6.42
Returns After Taxes on Distributions and Sale of Fund Shares	4.77	5.67	6.31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended September 30, 2005
Wellesley Income Fund	Beginning Account Value 3/31/2005	Ending Account Value 9/30/2005	Expenses Paid During Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,035.47	$1.22
Admiral Shares	1,000.00	1,035.93	0.66
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.87	$1.22
Admiral Shares	1,000.00	1,024.42	0.66

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares and 0.13% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellesley Income Fund approved an amended investment advisory agreement with Wellington Management Company, LLP, effective July 1, 2005. The amended agreement contains a new advisory fee schedule that increases the advisory fee paid to Wellington Management. The board determined that retaining Wellington Management and amending the fee schedule were in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the amended agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both short- and long-term periods and took into account the organizational depth and stability of the firm. The board amended the fund’s advisory fee schedule as of July 1, 2005, noting that the amended fee schedule should benefit the fund and its shareholders because it will help Wellington Management retain and build on a stable, talented, and competitive portfolio management team. (A full discussion of the board’s decision to amend Wellington Management’s advisory agreement appeared in the fund’s semiannual report for the period ended March 31, 2005.) The fund is managed by a team with significant experience. Earl McEvoy, who manages the fixed income portion of the fund, has been the portfolio manager since 1982 and has been with Wellington Management since 1978. He is supported by seven analysts covering investment-grade debt. John R. Ryan, who manages the equity portion of the fund, has been the portfolio manager since 1986 and has been with Wellington Management since 1981. He is supported by five equity analysts and a research assistant.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. The advisor has carried out its investment strategy in disciplined fashion, and the results provided by Wellington Management have been in line with expectations. Information about the fund’s performance, including some of the data considered by the board, can be found in the Performance Summary section of this report, and in the Notice to Shareholders section of the fund’s semiannual report for the period ended March 31, 2005.

Cost

The board considered the cost of services to be provided, including consideration of competitive fee rates and the fact that, after the implementation of the amended agreement, the fund’s advisory fee remains below the average fee for its peer group. The fund’s expense ratio was also far below the average expense ratio charged by funds in its peer group. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

Vanguard’s Policies for Managing Changes to Investment Advisory Arrangements

The boards of trustees of the Vanguard funds and Vanguard have adopted practical and cost-effective policies for managing the funds' arrangements with their unaffiliated investment advisors, as permitted by an order from the U.S. Securities and Exchange Commission (SEC).

Background

In 1993, Vanguard was among the first mutual fund companies to streamline the process of changing a fund’s investment advisory arrangements. In essence, the SEC order enabled the boards of the Vanguard funds to enter into new or revised advisory arrangements without the delay and expense of a shareholder vote. This ability, which is subject to a number of SEC conditions designed to protect shareholder interests, has saved the Vanguard funds and their shareholders several million dollars in proxy costs since 1993. It has also enabled the funds’ trustees to quickly implement advisory changes in the best interest of shareholders.

Over the past 12 years, as the SEC gained experience in this area, it has granted more flexible conditions to other fund companies. Consequently, Vanguard received the SEC’s permission to update its policies concerning its arrangements with outside investment advisors.

Our updated policies

Vanguard is adopting several additional practical and cost-effective policies in managing the Vanguard funds’ investment advisory arrangements:

Statement of Additional Information (SAI). Vanguard funds that employ an unaffiliated investment advisor will now show advisory fee information on an aggregate basis in their SAIs. (A fund’s SAI provides more detailed information than its prospectus and is available to investors online at Vanguard.com® or upon request.) Previously, separate fee schedules were presented for each unaffiliated advisor. Each fund’s SAI will also include the amount paid by the fund for any investment advisory services provided on an at-cost basis by The Vanguard Group. Reporting advisory fees in this manner is the same approach used by other fund companies that have received SEC exemptive orders.

Shareholder notification. Like other fund companies, Vanguard will have up to 90 days after a fund enters into a new advisory agreement to notify shareholders of the change. Previously, shareholders were notified at least 30 days before any such change, if possible. In practice, Vanguard expects to continue notifying shareholders of advisory changes as soon as is practical, taking into account opportunities to reduce postage expenses by enclosing notices with previously scheduled mailings.

Redemption fees. Some Vanguard funds charge a redemption fee, which typically applies to shares redeemed within a certain period following purchase. Previously, redemption fees were required to be waived for 90 days after giving notice of a fund advisory change. The SEC has not generally applied this requirement to other fund companies and has now eliminated it for Vanguard. (Redemption fees—which are paid to the fund, not to Vanguard—are designed to ensure that short-term investors pay their fair share of a fund’s transaction costs.)

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund’s equity assets represented by stocks or depositary receipts of companies based outside the United States.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954 Chairman of the Board, Chief Executive Officer, and Trustee since May 1987 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive Officer, and Director/ Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group.

IndependentTrustees

Charles D. Ellis
Born 1937 Trustee since January 2001 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945 Trustee since December 2001[2] 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005); Trustee of Drexel University and of the Chemical Heritage Foundation.

JoAnn Heffernan Heisen
Born 1950 Trustee since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Vice President, Chief Information Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/ consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952 Trustee since December 2004 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004), Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec Bank (1999–2003), Sanlam Investment Management (1999–2001), Sanlam, Ltd. (South African insurance company) (2001–2003), Stockback, Inc. (credit card firm) (2000–2002), and Bulldogresearch.com (investment research) (1999–2001); and Trustee of Commonfund (investment management) (1989–2001).

Alfred M. Rankin, Jr.
Born 1941 Trustee since January 1993 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.

J. Lawrence Wilson
Born 1936 Trustee since April 1985 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956 Secretary since July 2005 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group since November 1997; General Counsel of The Vanguard Group since July 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since July 2005.

Thomas J. Higgins
Born 1957 Treasurer since July 1998 133 Vanguard Funds Overseen	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group.

Vanguard Senior Management Team

R. Gregory Barton
Mortimer J. Buckley
James H. Gately
Kathleen C. Gubanich
F. William McNabb, III
Michael S. Miller
Ralph K. Packard
George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974-1996

1	Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.
2	December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.
More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600 Valley Forge, PA 19482-2600

Connect with Vanguard™> www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Vanguard.com, Admiral, Connect with Vanguard, Wellesley and the ship logo are trademarks of The Vanguard Group, Inc.

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036
All other marks are the exclusive property of their respective owners.

Text Telephone > 800-952-3335

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

This material may be used in conjunction with the offering	You can obtain a free copy of Vanguard's proxy voting
of shares of any Vanguard fund only if preceded	guidelines by visiting our website, www.vanguard.com,
or accompanied by the fund's current prospectus.	and searching for "proxy voting guidelines," or by calling
Vanguard at 800-662-2739. They are also available from
the SEC's website, www.sec.gov. In addition, you may
obtain a free report on how the fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or
www.sec.gov.

You can review and copy information about your fund
at the SEC's Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-942-8090. Information about your fund is also
available on the SEC's website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

© 2005 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q270 112005

Item 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

Item 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.

Item 4: Principal Accountant Fees and Services.

(a)     Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2005: $17,000
Fiscal Year Ended September 30, 2004: $17,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group

Fiscal Year Ended September 30, 2005: $2,152,740
Fiscal Year Ended September 30, 2004: $1,685,500

(b)     Audit-Related Fees.

Fiscal Year Ended September 30, 2005: $382,200
Fiscal Year Ended September 30, 2004: $257,800

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c)     Tax Fees.

Fiscal Year Ended September 30, 2005: $98,400
Fiscal Year Ended September 30, 2004: $76,400

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d)     All Other Fees.

Fiscal Year Ended September 30, 2005: $0
Fiscal Year Ended September 30, 2004: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e)     (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

        In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, members of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

        The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or other registered investment companies in the Vanguard Group.

    (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)     For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g)    Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2005: $98,400
Fiscal Year Ended September 30, 2004: $76,400

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h)     For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable

Item 11: Controls and Procedures.

    (a)    Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

    (b)    Internal Control Over Financial Reporting. There were no significant changes in Registrant’s internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	November 16, 2005

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	November 16, 2005

*By Power of Attorney. See File Number 33-19446, filed on September 23, 2005. Incorporated by Reference.